UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03386)

Exact name of registrant as specified in charter:	Putnam Global Health Care Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period :	September 1, 2015 — August 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PHSTX

Putnam Global Health Care Fund

Annual report
8 | 31 | 16

A world of investing.®

Putnam INVESTMENTS

This GLOBAL SECTOR FUND invests in stocks of health-care companies worldwide.

Putnam
Global Health Care
Fund

Annual report
8 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	47

About the Trustees	48

Officers	50

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. The health-care industries may be affected by technological obsolescence, changes in regulatory approval policies for drugs, medical devices or procedures, and changes in governmental and private payment systems. The fund concentrates on a limited group of industries and is non-diversified. Because the fund may invest in fewer issuers, it is vulnerable to common economic forces and may result in greater losses and volatility. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The use of short selling may result in losses if the securities appreciate in value. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Over the past several months, multiple headwinds have tested the mettle of the U.S. stock market as it ascended to record highs. At the same time, international financial markets have weathered myriad macroeconomic challenges. We acknowledge that bouts of volatility can be challenging for investors, but the lesson, we believe, is to stay invested and maintain a diversified portfolio despite short-term fluctuations.

In the United States, many analysts believe that we are close to full employment, and the threat of a recession, which was a concern earlier this year, appears to have diminished. Overseas, stock markets are also near all-time highs, but we believe growth prospects are positive for many countries, as central banks remain accommodative.

All market environments present challenges, which is why we favor active strategies based on fundamental research like the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended August 31, 2016, as well as an outlook for the coming months.

As always, we believe it is important to consult regularly with your financial advisor, who can help you to determine whether your portfolio remains aligned with your long-term goals, time horizon, and tolerance for risk.

Thank you for investing with Putnam.

About the fund

Investing in the health-care sector for over 30 years

Since 1982, Putnam Global Health Care Fund has sought to capitalize on the growth potential of stocks in the health-care sector.

The fund invests across a range of industries, including manufacturers of medical devices, pharmaceutical firms that are developing innovative drugs and treatments, and health-care providers that can deliver high-quality care at a reasonable cost. Since many medical innovations happen overseas, the fund can invest in international as well as U.S. companies.

Besides its wide range of opportunities, the health-care sector offers another advantage for investors: Its products and services tend to stay in demand regardless of economic conditions. The fund invests in businesses at different stages of growth, from small, rapidly growing companies to large, established global corporations.

The fund's portfolio managers invest with a long-term view and seek stocks that can help investors build wealth over time. Their disciplined investment process includes analyzing each company's valuation, financial strength, competitive positioning, earnings, and cash flow. They conduct intensive fundamental research with support from analysts on Putnam's Global Equity Research team.

Developments and events that have affected the health-care sector

1982

Public anxiety grows over spread of AIDS

1985

A number of brand-name prescription drugs become available in generic versions

1990

Human Genome Project is launched with the goal of mapping the 20,000 to 25,000 genes in human DNA

2001

Scientists clone the first early human embryos for the purpose of generating embryonic stem cells

2007

Doctors infuse baby's stem cells in sibling

2010

Patient Protection and Affordable Care Act is signed into law

2 Global Health Care Fund

Sector investing at Putnam

In recent decades, innovation and business growth have propelled stocks in different industries to market-leading performance. Finding these stocks, many of which are in international markets, requires rigorous research and in-depth knowledge of global markets.

Putnam's sector funds invest in nine sectors worldwide and offer active management, risk controls, and the expertise of dedicated sector analysts. The funds' managers invest with flexibility and precision, using fundamental research to hand select stocks for the portfolios.

All sectors in one fund:

Putnam Global Sector Fund
A portfolio of individual Putnam Global Sector Funds that provides exposure to all sectors of the MSCI World Index.

Individual sector funds:

Global Consumer Fund
Retail, hotels, restaurants, media, food and beverages

Global Energy Fund
Oil and gas, energy equipment and services

Global Financials Fund
Commercial banks, insurance, diversified financial services, mortgage finance

Global Health Care Fund
Pharmaceuticals, biotechnology, health-care services

Global Industrials Fund
Airlines, railroads, trucking, aerospace and defense, construction, commercial services

Global Natural Resources Fund
Metals, chemicals, oil and gas, forest products

Global Technology Fund
Software, computers, Internet services

Global Telecommunications Fund
Diversified and wireless telecommunications services

Global Utilities Fund
Electric, gas, and water utilities

Global Health Care Fund 3

Interview with your fund’s portfolio manager

Kelsey, how was the environment for health-care investing during the 12-month reporting period ended August 31, 2016?

Conditions became more challenging for the sector, as health-care stocks worldwide endured declines after an extended period of advances. Losses were most pronounced in the biotechnology industry due to a number of challenges, such as risk aversion, profit taking, and concerns about pricing pressure. Investors, nervous about volatility, avoided the sector in favor of more defensive areas of the market. In addition, many biotech stocks declined as investors sold them to take profits after a long run of strong performance. Finally, the stocks struggled as investors grew worried about possible pricing pressure for biotech companies. These concerns escalated as the U.S. presidential election approached and candidates debated prescription drug

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

4	Global Health Care Fund

affordability. Also during the reporting period, the broader stock market dealt with significant volatility.

How did the fund perform for the period?

Like the overall health-care sector, the fund had a difficult 12 months, returning –7.23% for the period, and underperforming its benchmark, the MSCI World Health Care Index [ND], which returned –1.04%.

Could you discuss some stocks that helped fund performance for the period?

The top contributor to performance was the fund’s investment in Tesaro, a biotechnology company that specializes in cancer treatment. The stock advanced considerably after reports of positive results for a late-stage trial of Niraparib, a treatment for recurring ovarian cancer. Tesaro was sold from the portfolio by the close of the period.

Another biotechnology company, Medivation, was also a portfolio highlight. The primary reason this stock performed well was Medivation’s potential as a takeover target. Investors believed that Medivation’s expertise in oncology would be very attractive to larger pharmaceutical or biotechnology companies looking to expand their cancer-treatment franchises. Just before the close of the reporting period, Medivation and pharmaceutical company Pfizer announced that they had entered into a merger agreement, further elevating Medivation’s stock price.

Also worth noting is fund holding Five Prime Therapeutics, a small biotechnology company that specializes in developing compounds for the treatment of cancer. The stock’s strong performance during the period was due to the announcement of an attractive licensing deal between Five Prime and Bristol-Myers Squibb for a compound developed by Five Prime called FPA008. Bristol-Myers has been working to expand its oncology portfolio, and we believe the agreement will be lucrative for Five Prime, particularly if the compound reaches the market. By the close of the period, we had sold the fund’s position in Five Prime.

What are some holdings that detracted from returns during the period?

The top detractor for the period was the stock of Allergan, which was a top performer in the fund’s previous fiscal year. This

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/16. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

Global Health Care Fund	5

pharmaceutical company has experienced solid revenue growth, and we believe it remains an attractive investment. The stock’s decline during this reporting period was due almost entirely to investor disappointment after Allergan’s planned merger with Pfizer was terminated in April 2016. Despite the outcome of the Pfizer deal, we believe that Allergan is an attractive investment, and it remained in the portfolio at the close of the reporting period.

Also among the top detractors for the period was Perrigo, an Ireland-based specialty pharmaceutical company. The stock struggled as investors became increasingly disappointed with Perrigo’s decision to acquire Omega Pharma, a Belgium-based consumer health-care company. In addition, Perrigo experienced weakness in its generics business, which resulted in lower growth prospects for the company. By the close of the period, Perrigo had been sold from the portfolio.

Finally, our investment in Gilead Sciences was a disappointment during the reporting period. A biopharmaceutical company, Gilead has had great success with Sovaldi and Harvoni, its two hepatitis C drugs. Despite Gilead’s strong earnings, however, investors became concerned about pressure to lower the cost of the drugs due to competition from other companies launching hepatitis C treatments.

We believe Gilead continues to offer attractive value, due in part to the strength of its HIV franchise and an underappreciated product pipeline. The stock remained in the portfolio at period-end.

Allocations are shown as a percentage of the fund’s net assets as of 8/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6	Global Health Care Fund

What is your outlook for the health-care sector?

Although health-care stocks faced headwinds in the past 12 months, we believe a number of trends may support continued growth across the sector over the longer term. Companies of all sizes have been developing breakthrough drugs and treatments, and we have been seeing impressive levels of innovation.

One issue we have been monitoring is increased competitive pressure among generic drug companies, which has led to some earnings weakness. As for the pricing pressure on pharmaceutical and biotech-nology companies, we believe that much depends on the results of the U.S. presidential election, yet, any drug price legislation would likely take years to be implemented, as it would require congressional approval.

Thank you, Kelsey, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

Global Health Care Fund	7

Portfolio Manager Kelsey Chen holds a Ph.D. from the University of Texas Medical School, an M.B.A. from The Wharton School at the University of Pennsylvania, and a B.S. from Wuhan University in Wuhan, China. Kelsey joined Putnam in 2000 and has been in the investment industry since 1999.

In addition to Kelsey, your fund’s portfolio managers are Isabel Buccellati and Samuel Cox.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Global Health Care Fund

IN THE NEWS

In what President Barack Obama called a “turning point for the world,” the United States and China in early September ratified the Paris agreement to curb climate-warming emissions. China is the largest emitter of greenhouse gasses, followed by the United States, with both countries accounting for an estimated 40% of the world’s man-made CO2 emissions. The pact, which could take effect as early as the end of 2016, could be a boon for “green” industries, including companies that make wind turbines, solar panels, and electric cars, as well as those that specialize in energy-efficient buildings and carbon-capture technologies. China was motivated to join the pact for various reasons. For instance, many of the country’s large cities are choked with severe pollution, which threatens China’s political stability. In addition, China is the leading manufacturer of wind and solar technologies. Meanwhile, in the United States, the coal industry would likely be hard hit by the enactment of the Paris agreement as efforts are made to reduce CO2 emissions. The burning of coal is the largest single source of greenhouse gas emissions. In an interview with The New York Times , President Obama said that it is society’s responsibility to ensure that the coal-mine workers and others affected by the agreement are retrained to “build wind turbines and install solar panels.”

Global Health Care Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.89%	11.70%	11.63%	11.63%	11.06%	11.06%	11.27%	11.15%	11.61%	12.03%

10 years	130.96	117.68	117.47	117.47	114.25	114.25	119.76	112.07	125.27	136.86
Annual average	8.73	8.09	8.08	8.08	7.92	7.92	8.19	7.81	8.46	9.01

5 years	119.67	107.04	111.58	109.58	111.58	111.58	114.25	106.76	116.97	122.44
Annual average	17.04	15.67	16.17	15.95	16.17	16.17	16.46	15.64	16.76	17.34

3 years	45.96	37.57	42.70	39.89	42.70	42.70	43.81	38.77	44.89	47.07
Annual average	13.44	11.22	12.58	11.84	12.58	12.58	12.87	11.54	13.16	13.72

1 year	–7.23	–12.56	–7.93	–11.80	–7.92	–8.71	–7.67	–10.90	–7.45	–6.98

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 Global Health Care Fund

Comparative index returns For periods ended 8/31/16

MSCI World Health Care Index (ND)

Annual average (life of fund)	—*

10 years	119.91%
Annual average	8.20

5 years	104.05
Annual average	15.33

3 years	40.11
Annual average	11.90

1 year	–1.04

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $21,747 and $21,425, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $21,207. A $10,000 investment in the fund’s class R and Y shares would have been valued at $22,527 and $23,686, respectively.

Global Health Care Fund	11

Fund price and distribution information For the 12-month period ended 8/31/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.027077		$0.027077	$0.027077	$0.027077		$0.027077	$0.027077

Capital gains

Long-term gains	7.052000		7.052000	7.052000	7.052000		7.052000	7.052000

Short-term gains	1.137923		1.137923	1.137923	1.137923		1.137923	1.137923

Total	$8.217000		$8.217000	$8.217000	$8.217000		$8.217000	$8.217000

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$71.32	$75.67	$51.75	$59.40	$60.74	$62.94	$68.12	$74.75

8/31/16	58.56	62.13	40.08	47.13	48.50	50.26	55.45	61.91

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(5/28/82)		(3/1/93)		(7/26/99)		(7/3/95)		(1/21/03)	(4/4/00)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	11.89%	11.69%	10.98%	10.98%	11.05%	11.05%	11.26%	11.15%	11.61%	12.02%

10 years	133.13	119.72	116.27	116.27	116.27	116.27	121.76	114.00	127.36	139.03
Annual average	8.83	8.19	8.02	8.02	8.02	8.02	8.29	7.90	8.56	9.10

5 years	138.28	124.58	129.51	127.51	129.47	129.47	132.32	124.19	135.27	141.22
Annual average	18.97	17.56	18.08	17.87	18.07	18.07	18.36	17.52	18.66	19.26

3 years	41.64	33.50	38.52	35.80	38.48	38.48	39.52	34.63	40.57	42.71
Annual average	12.30	10.11	11.47	10.74	11.46	11.46	11.74	10.42	12.02	12.59

1 year	1.21	–4.61	0.47	–3.75	0.45	–0.42	0.70	–2.83	0.96	1.47

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

12 Global Health Care Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/15	1.10%	1.85%	1.85%	1.60%	1.35%	0.85%

Annualized expense ratio for
the six-month period ended
8/31/16*	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 3/1/16 to 8/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.88	$9.76	$9.76	$8.47	$7.17	$4.58

Ending value (after expenses)	$1,069.40	$1,065.40	$1,065.30	$1,066.90	$1,068.20	$1,070.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16.

The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Global Health Care Fund 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 8/31/16, use the following calculation method. To find the value of your investment on 3/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.74	$9.53	$9.53	$8.26	$7.00	$4.47

Ending value (after expenses)	$1,019.46	$1,015.69	$1,015.69	$1,016.94	$1,018.20	$1,020.71

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 Global Health Care Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Global Health Care Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2016, Putnam employees had approximately $495,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 Global Health Care Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Global Health Care Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18 Global Health Care Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of

Global Health Care Fund 19

management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least December 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. (“Lipper”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Lipper as of December 31, 2015 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to

20 Global Health Care Fund

these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return and its performance relative to its benchmark over the one-year, three-year and five-year periods ended December 31, 2015. Your fund’s class A shares’ net return was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Global Health Care Fund 21

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 Global Health Care Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type/and industry sector, country, or state to show areas of concentration and/diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were/earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Global Health Care Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Global Health Care Fund (the “fund”) at August 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at August 31, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 7, 2016

24 Global Health Care Fund

The fund’s portfolio 8/31/16

COMMON STOCKS (98.9%)*	Shares	Value

Biotechnology (30.0%)
Acceleron Pharma, Inc. †	112,700	$3,382,127

Adaptimmune Therapeutics PLC ADR (United Kingdom) †	403,985	2,706,700

Alkermes PLC †	91,200	3,991,824

AMAG Pharmaceuticals, Inc. † S	153,440	3,656,475

Amgen, Inc.	360,935	61,380,606

Applied Genetic Technologies Corp. †	302,159	3,861,592

Biogen, Inc. †	130,100	39,762,463

BioMarin Pharmaceutical, Inc. †	223,000	20,937,470

Blueprint Medicines Corp. † S	89,500	2,495,260

Catabasis Pharmaceuticals, Inc. † S	108,575	541,789

Celgene Corp. †	785,500	83,844,270

Cellectis SA ADR (France) † S	36,062	956,364

ChemoCentryx, Inc. † S	180,888	904,440

China Biologic Products, Inc. (China) † S	32,689	3,597,098

Cidara Therapeutics, Inc. † S	90,120	1,042,688

Concert Pharmaceuticals, Inc. †	146,831	1,427,197

CytomX Therapeutics, Inc. † S	1,160,856	13,616,841

Gilead Sciences, Inc.	1,032,800	80,950,862

Grifols SA ADR (Spain)	493,000	7,843,630

Immune Design Corp. † S	206,302	1,454,429

Inovio Pharmaceuticals, Inc. † S	146,000	1,338,820

Keryx Biopharmaceuticals, Inc. † S	603,100	2,472,710

Kite Pharma, Inc. † S	42,000	2,420,040

Medivation, Inc. †	528,600	42,584,016

Merrimack Pharmaceuticals, Inc. † S	520,434	2,404,405

Portola Pharmaceuticals, Inc. †	143,669	2,925,101

PTC Therapeutics, Inc. † S	198,149	1,626,803

Shire PLC (United Kingdom)	574,591	35,922,878

Sorrento Therapeutics, Inc. † S	189,300	1,260,738

Trevena, Inc. †	450,443	3,054,004

Trillium Therapeutics, Inc. (Canada) † S	90,132	1,168,111

Ultragenyx Pharmaceutical, Inc. † S	58,406	3,850,124

uniQure NV (Netherlands) † S	266,683	2,090,795

Vertex Pharmaceuticals, Inc. †	90,900	8,590,959

Vitae Pharmaceuticals, Inc. †	126,353	873,099

450,936,728
Commercial services and supplies (0.2%)
Stericycle, Inc. † S	38,300	3,293,034

3,293,034
Food and staples retail (2.0%)
AIN Holdings, Inc. (Japan)	120,100	6,820,859

CVS Health Corp.	240,400	22,453,360

29,274,219
Health-care equipment and supplies (10.7%)
Becton Dickinson and Co.	165,200	29,275,092

Boston Scientific Corp. †	713,000	16,983,660

C.R. Bard, Inc.	123,700	27,317,908

Cooper Cos., Inc. (The)	103,200	19,186,944

Global Health Care Fund 25

COMMON STOCKS (98.9%)* cont.	Shares	Value

Health-care equipment and supplies cont.
Danaher Corp.	410,000	$33,378,100

Edwards Lifesciences Corp. †	115,000	13,243,400

Innocoll Holdings PLC (Ireland) † S	654,700	3,613,944

Intuitive Surgical, Inc. †	24,700	16,954,574

159,953,622
Health-care providers and services (8.7%)
Aetna, Inc.	259,100	30,345,792

AmerisourceBergen Corp.	119,700	10,410,309

Cigna Corp.	220,900	28,332,634

Diplomat Pharmacy, Inc. † S	60,852	1,904,059

Express Scripts Holding Co. †	369,064	26,830,953

Fresenius Medical Care AG & Co., KGaA (Germany)	70,936	6,277,823

Sinopharm Group Co. (China)	310,800	1,586,956

UnitedHealth Group, Inc.	182,600	24,842,730

130,531,256
Health-care technology (—%)
HTG Molecular Diagnostics, Inc. †	84,092	212,753

212,753
Life sciences tools and services (1.0%)
Agilent Technologies, Inc.	334,800	15,728,904

15,728,904
Personal products (0.1%)
Synutra International, Inc. † S	350,824	1,375,230

1,375,230
Pharmaceuticals (46.2%)
Achaogen, Inc. † S	111,627	420,834

Aerie Pharmaceuticals, Inc. † S	288,936	5,593,801

Allergan PLC †	425,546	99,807,559

Aspen Pharmacare Holdings, Ltd. (South Africa)	230,928	5,528,952

Assembly Biosciences, Inc. †	333,669	2,038,718

Astellas Pharma, Inc. (Japan)	1,689,700	25,836,305

AstraZeneca PLC (United Kingdom)	690,259	44,495,822

Aurobindo Pharma, Ltd. (India)	532,762	6,279,575

Bayer AG (Germany)	193,827	20,749,133

Bristol-Myers Squibb Co.	825,400	47,369,706

Corium International, Inc. † S	292,706	1,738,674

Eli Lilly & Co.	614,300	47,761,825

Endo International PLC †	162,316	3,359,941

Flex Pharma, Inc. † S	15,541	172,039

GlaxoSmithKline PLC (United Kingdom)	892,498	19,208,804

Jazz Pharmaceuticals PLC †	20,600	2,550,898

Johnson & Johnson	439,300	52,426,062

Medicines Co. (The) † S	177,800	6,964,426

Merck & Co., Inc.	811,900	50,979,201

Mylan NV † S	637,000	26,983,320

Neos Therapeutics, Inc. † S	193,821	1,263,713

Nippon Shinyaku Co., Ltd. (Japan)	117,800	5,460,698

Novartis AG (Switzerland)	750,136	59,031,596

Pfizer, Inc.	991,940	34,519,512

Roche Holding AG (Switzerland)	165,543	40,361,152

26 Global Health Care Fund

COMMON STOCKS (98.9%)* cont.	Shares	Value

Pharmaceuticals cont.
Sanofi (France)	535,038	$41,221,546

Shionogi & Co., Ltd. (Japan)	283,600	12,672,626

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	293,665	14,797,779

Zoetis, Inc.	267,456	13,667,002

		693,261,219

Total common stocks (cost $1,069,917,825)		$1,484,566,965

CONVERTIBLE PREFERRED STOCKS (0.6%)*	Shares	Value
Ovid Therapeutics, Inc. 144A Ser. B, 8.00% (acquired 8/10/15, cost
$4,307,309) (Private) † ΔΔ F	691,382	$3,876,579

Teva Pharmaceutical Industries, Ltd. 7.00% cv. pfd. (Israel)	5,649	4,818,597

Total convertible preferred stocks (cost $9,956,310)		$8,695,176

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.375%, 10/31/20 [i]	$220,000	$223,159

Total U.S. treasury obligations (cost $223,159)		$223,159

WARRANTS (—%)* †	Expiration	Strike
	date	price	Warrants	Value

Neuralstem, Inc. Ser. J (acquired 1/3/14,
cost $0.25) ΔΔ F	1/3/19	$3.64	245,519	$—

Total warrants (cost $—)				$—

SHORT-TERM INVESTMENTS (4.3%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	56,913,000	$56,913,000

Putnam Short Term Investment Fund 0.44% L	Shares	7,231,375	7,231,375

State Street Institutional Liquid Reserves Fund Trust
Class 0.36% P	Shares	100,000	100,000

U.S. Treasury Bills 0.291%, 11/10/16		$81,000	80,957

U.S. Treasury Bills 0.285%, 9/22/16		101,000	100,988

U.S. Treasury Bills 0.249%, 9/8/16		70,000	69,997

Total short-term investments (cost $64,496,310)			$64,496,317

TOTAL INVESTMENTS

Total investments (cost $1,144,593,604)			$1,557,981,617

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through August 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,501,066,409.

† This security is non-income-producing.

Global Health Care Fund 27

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $3,876,579, or 0.3% of net assets.

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $410,349 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY ⌂

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	75.1%	Germany	1.8%

United Kingdom	6.8	Israel	1.3

Switzerland	6.6	Spain	0.5

Japan	3.4	Other	1.7

France	2.8	Total	100.0%

⌂ Methodology differs from that used for purposes of complying with the fund’s policy regarding investments in securities of foreign issuers, as discussed further in the fund’s prospectus.

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $78,698,388)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Euro	Buy	9/21/16	$26,787,356	$26,918,616	$(131,260)

Citibank, N.A.
	Danish Krone	Buy	9/21/16	12,507,943	12,559,224	(51,281)

Credit Suisse International
	Japanese Yen	Buy	11/16/16	14,846,064	15,017,192	(171,128)

28 Global Health Care Fund

FORWARD CURRENCY CONTRACTS at 8/31/16 (aggregate face value $78,698,388) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/19/16	$12,028,159	$11,903,807	$124,352

JPMorgan Chase Bank N.A.
	Swiss Franc	Buy	9/21/16	12,310,754	12,299,549	11,205

Total						$(218,112)

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer staples	$23,828,590	$6,820,859	$—

Health care	1,398,788,322	51,836,160	—

Industrials	3,293,034	—	—

Total common stocks	1,425,909,946	58,657,019	—
Convertible preferred stocks	—	4,818,597	3,876,579

U.S. treasury obligations	—	223,159	—

Warrants	—	—	—

Short-term investments	7,331,375	57,164,942	—

Totals by level	$1,433,241,321	$120,863,717	$3,876,579

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(218,112)	$—

Totals by level	$—	$(218,112)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 29

Statement of assets and liabilities 8/31/16

ASSETS

Investment in securities, at value, including $54,791,592 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,080,349,229)	$1,493,837,242
Affiliated issuers (identified cost $64,144,375) (Notes 1 and 5)	64,144,375

Cash	1

Dividends, interest and other receivables	2,656,097

Receivable for shares of the fund sold	613,367

Receivable for investments sold	162,932

Unrealized appreciation on forward currency contracts (Note 1)	135,557

Foreign tax reclaim	1,110,725

Prepaid assets	30,941

Total assets	1,562,691,237

LIABILITIES

Payable for shares of the fund repurchased	1,274,565

Payable for compensation of Manager (Note 2)	820,985

Payable for custodian fees (Note 2)	22,619

Payable for investor servicing fees (Note 2)	499,757

Payable for Trustee compensation and expenses (Note 2)	518,993

Payable for administrative services (Note 2)	5,980

Payable for distribution fees (Note 2)	678,122

Unrealized depreciation on forward currency contracts (Note 1)	353,669

Collateral on securities loaned, at value (Note 1)	56,913,000

Collateral on certain derivative contracts, at value (Note 1)	323,159

Other accrued expenses	213,979

Total liabilities	61,624,828

Net assets	$1,501,066,409

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$977,084,809

Undistributed net investment income (Note 1)	6,161,465

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	104,670,844

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	413,149,291

Total — Representing net assets applicable to capital shares outstanding	$1,501,066,409

(Continued on next page)

30 Global Health Care Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,336,219,094 divided by 22,817,651 shares)	$58.56

Offering price per class A share (100/94.25 of $58.56)*	$62.13

Net asset value and offering price per class B share ($35,044,202 divided by 874,271 shares)**	$40.08

Net asset value and offering price per class C share ($59,280,192 divided by 1,257,696 shares)**	$47.13

Net asset value and redemption price per class M share ($12,513,389 divided by 258,028 shares)	$48.50

Offering price per class M share (100/96.50 of $48.50)*	$50.26

Net asset value, offering price and redemption price per class R share
($3,890,827 divided by 70,172 shares)	$55.45

Net asset value, offering price and redemption price per class Y share
($54,118,705 divided by 874,199 shares)	$61.91

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 31

Statement of operations Year ended 8/31/16

INVESTMENT INCOME

Dividends (net of foreign tax of $899,636)	$22,224,367

Interest (including interest income of $63,952 from investments in affiliated issuers) (Note 5)	64,182

Securities lending (net of expenses) (Note 1)	1,304,870

Total investment income	23,593,419

EXPENSES

Compensation of Manager (Note 2)	9,995,845

Investor servicing fees (Note 2)	3,236,885

Custodian fees (Note 2)	59,758

Trustee compensation and expenses (Note 2)	125,218

Distribution fees (Note 2)	4,703,611

Administrative services (Note 2)	46,535

Other	574,513

Fees waived and reimbursed by Manager (Note 2)	(19,245)

Total expenses	18,723,120

Expense reduction (Note 2)	(38,951)

Net expenses	18,684,169

Net investment income	4,909,250

Net realized gain on investments (Notes 1 and 3)	108,259,794

Net realized gain on foreign currency transactions (Note 1)	1,658,808

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	52,123

Net unrealized depreciation of investments during the year	(246,923,138)

Net loss on investments	(136,952,413)

Net decrease in net assets resulting from operations	$(132,043,163)

The accompanying notes are an integral part of these financial statements.

32 Global Health Care Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/16	Year ended 8/31/15

Operations:
Net investment income	$4,909,250	$2,303,972

Net realized gain on investments
and foreign currency transactions	109,918,602	221,899,271

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(246,871,015)	17,949,625

Net increase (decrease) in net assets resulting
from operations	(132,043,163)	242,152,868

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(593,607)	(6,277,921)

Class B	(22,160)	—

Class C	(33,894)	—

Class M	(6,609)	(14,570)

Class R	(1,878)	(17,781)

Class Y	(27,703)	(327,769)

Net realized short-term gain on investments

Class A	(24,947,068)	(34,569,261)

Class B	(931,322)	(1,097,874)

Class C	(1,424,463)	(1,186,017)

Class M	(277,735)	(430,714)

Class R	(78,911)	(159,364)

Class Y	(1,164,240)	(1,180,109)

From net realized long-term gain on investments
Class A	(154,603,298)	(83,930,473)

Class B	(5,771,636)	(2,665,520)

Class C	(8,827,752)	(2,879,523)

Class M	(1,721,194)	(1,045,728)

Class R	(489,033)	(386,919)

Class Y	(7,215,089)	(2,865,178)

Increase from capital share transactions (Note 4)	38,124,291	190,407,185

Total increase (decrease) in net assets	(302,056,464)	293,525,332

NET ASSETS

Beginning of year	1,803,122,873	1,509,597,541

End of year (including undistributed net investment income
of $6,161,465 and $279,258, respectively)	$1,501,066,409	$1,803,122,873

The accompanying notes are an integral part of these financial statements.

Global Health Care Fund 33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2016	$71.32	.21	(4.75)	(4.54)	(.03)	(8.19)	(8.22)	—	—	$58.56	(7.23)	$1,336,219	1.13 [f]	.35 [f]	16
August 31, 2015	67.02	.12	10.27	10.39	(.31)	(5.78)	(6.09)	—	—	71.32	16.29	1,590,624	1.10	.17	20
August 31, 2014	55.14	.28	17.95	18.23	(.22)	(6.13)	(6.35)	—	—	67.02	35.30	1,374,677	1.14	.47	22
August 31, 2013	45.03	.40	12.65	13.05	—	(2.94)	(2.94)	— [b]	—	55.14	30.48	1,099,241	1.21	.80	30
August 31, 2012	44.32	.36	5.55	5.91	(.99)	(4.22)	(5.21)	— [b]	.01 [e]	45.03	15.34	923,021	1.28	.85	25

Class B
August 31, 2016	$51.75	(.17)	(3.28)	(3.45)	(.03)	(8.19)	(8.22)	—	—	$40.08	(7.93)	$35,044	1.88 [f]	(.40) [f]	16
August 31, 2015	50.25	(.31)	7.59	7.28	—	(5.78)	(5.78)	—	—	51.75	15.42	40,640	1.85	(.58)	20
August 31, 2014	42.85	(.13)	13.66	13.53	—	(6.13)	(6.13)	—	—	50.25	34.28	33,532	1.89	(.28)	22
August 31, 2013	35.87	.02	9.90	9.92	—	(2.94)	(2.94)	— [b]	—	42.85	29.48	29,588	1.96	.05	30
August 31, 2012	36.28	.03	4.43	4.46	(.66)	(4.22)	(4.88)	— [b]	.01 [e]	35.87	14.51	26,017	2.03	.09	25

Class C
August 31, 2016	$59.40	(.20)	(3.85)	(4.05)	(.03)	(8.19)	(8.22)	—	—	$47.13	(7.92)	$59,280	1.88 [f]	(.40) [f]	16
August 31, 2015	56.89	(.34)	8.63	8.29	—	(5.78)	(5.78)	—	—	59.40	15.40	72,939	1.85	(.57)	20
August 31, 2014	47.79	(.14)	15.37	15.23	—	(6.13)	(6.13)	—	—	56.89	34.30	35,165	1.89	(.27)	22
August 31, 2013	39.68	.02	11.03	11.05	—	(2.94)	(2.94)	— [b]	—	47.79	29.50	23,851	1.96	.05	30
August 31, 2012	39.64	.04	4.90	4.94	(.69)	(4.22)	(4.91)	— [b]	.01 [e]	39.68	14.50	17,562	2.03	.10	25

Class M
August 31, 2016	$60.74	(.08)	(3.94)	(4.02)	(.03)	(8.19)	(8.22)	—	—	$48.50	(7.67)	$12,513	1.63 [f]	(.15) [f]	16
August 31, 2015	57.97	(.20)	8.81	8.61	(.06)	(5.78)	(5.84)	—	—	60.74	15.68	16,014	1.60	(.33)	20
August 31, 2014	48.48	(.01)	15.63	15.62	—	(6.13)	(6.13)	—	—	57.97	34.64	14,205	1.64	(.02)	22
August 31, 2013	40.12	.13	11.17	11.30	—	(2.94)	(2.94)	— [b]	—	48.48	29.81	10,741	1.71	.30	30
August 31, 2012	40.03	.13	4.95	5.08	(.78)	(4.22)	(5.00)	— [b]	.01 [e]	40.12	14.77	9,518	1.78	.35	25

Class R
August 31, 2016	$68.12	.06	(4.51)	(4.45)	(.03)	(8.19)	(8.22)	—	—	$55.45	(7.45)	$3,891	1.38 [f]	.10 [f]	16
August 31, 2015	64.31	(.05)	9.83	9.78	(.19)	(5.78)	(5.97)	—	—	68.12	15.99	8,350	1.35	(.07)	20
August 31, 2014	53.16	.13	17.26	17.39	(.11)	(6.13)	(6.24)	—	—	64.31	34.98	5,578	1.39	.23	22
August 31, 2013	43.63	.26	12.21	12.47	—	(2.94)	(2.94)	— [b]	—	53.16	30.11	3,754	1.46	.54	30
August 31, 2012	43.11	.26	5.38	5.64	(.91)	(4.22)	(5.13)	— [b]	.01 [e]	43.63	15.09	3,046	1.53	.63	25

Class Y
August 31, 2016	$74.75	.38	(5.00)	(4.62)	(.03)	(8.19)	(8.22)	—	—	$61.91	(6.98)	$54,119	.88 [f]	.58 [f]	16
August 31, 2015	69.96	.32	10.72	11.04	(.47)	(5.78)	(6.25)	—	—	74.75	16.57	74,556.85		.42	20
August 31, 2014	57.30	.46	18.68	19.14	(.35)	(6.13)	(6.48)	—	—	69.96	35.64	46,440.89		.74	22
August 31, 2013	46.58	.55	13.11	13.66	—	(2.94)	(2.94)	— [b]	—	57.30	30.79	29,916.96		1.05	30
August 31, 2012	45.68	.48	5.74	6.22	(1.11)	(4.22)	(5.33)	— [b]	.01 [e]	46.58	15.64	20,913	1.03	1.11	25

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 Global Health Care Fund	Global Health Care Fund 35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc./CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

36 Global Health Care Fund

Notes to financial statements 8/31/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through August 31, 2016.

Putnam Global Health Care Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The goal of the fund is to seek capital appreciation. Concentrating in the health care industries, the fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies worldwide that Putnam Management believes have favorable investment potential. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in securities of companies in the health care industries. This policy may be changed only after 60 days’ notice to shareholders. Potential investments include companies that manufacture health care supplies or provide health care-related services, and companies in the research, development, production and marketing of pharmaceuticals and biotechnology products. The fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Putnam Management may also consider other factors that it believes will cause the stock price to rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique

Global Health Care Fund 37

to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

38 Global Health Care Fund

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $353,669 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included

Global Health Care Fund 39

in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $56,913,000 and the value of securities loaned amounted to $54,791,592. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and the same unsecured uncommitted line of credit. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences from foreign currency gains and losses, from nontaxable dividends, from straddle loss deferrals, and from a redesignation of taxable distributions. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,658,808 to increase undistributed net investment income, and $1,658,808 to decrease accumulated net realized gain.

40 Global Health Care Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$497,778,780
Unrealized depreciation	(84,391,083)

Net unrealized appreciation	413,387,697
Undistributed ordinary income	5,994,634
Undistributed long-term gain	104,833,683
Cost for federal income tax purposes	$1,144,593,920

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.624% of the fund’s average net assets.

Putnam Management has contractually agreed, through December 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $19,245.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL. Prior to April 1, 2016, Putnam Management paid a quarterly sub-management fee to PIL for its services at an annual rate of 0.175% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Global Health Care Fund 41

contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

Effective September 1, 2016, Putnam Investor Services, Inc. will receive fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that include (1) a per account fee for each retail account of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$2,865,272	Class R	9,189

Class B	75,913	Class Y	126,436

Class C	132,625	Total	$3,236,885

Class M	27,450

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,848 under the expense offset arrangements and by $37,103 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,133, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$3,546,005	Class M	101,963

Class B	376,113	Class R	22,777

Class C	656,753	Total	$4,703,611

42 Global Health Care Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $153,467 and $1,585 from the sale of class A and class M shares, respectively, and received $17,642 and $1,576 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $21 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$259,803,618	$402,711,456

U.S. government securities (Long-term)	—	—

Total	$259,803,618	$402,711,456

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	1,071,340	$67,524,397	2,339,932	$168,851,284

Shares issued in connection with
reinvestment of distributions	2,606,947	164,941,521	1,734,367	113,739,780

	3,678,287	232,465,918	4,074,299	282,591,064

Shares repurchased	(3,164,155)	(191,288,786)	(2,281,866)	(163,376,857)

Net increase	514,132	$41,177,132	1,792,433	$119,214,207

	Year ended 8/31/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	188,357	$8,409,299	227,289	$12,013,227

Shares issued in connection with
reinvestment of distributions	143,455	6,244,576	73,725	3,526,282

	331,812	14,653,875	301,014	15,539,509

Shares repurchased	(242,908)	(10,179,071)	(182,925)	(9,540,940)

Net increase	88,904	$4,474,804	118,089	$5,998,569

Global Health Care Fund 43

	Year ended 8/31/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	285,576	$14,859,803	662,318	$40,101,641

Shares issued in connection with
reinvestment of distributions	184,511	9,445,121	67,240	3,692,164

	470,087	24,304,924	729,558	43,793,805

Shares repurchased	(440,265)	(21,638,637)	(119,842)	(7,161,324)

Net increase	29,822	$2,666,287	609,716	$36,632,481

	Year ended 8/31/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	13,028	$673,189	45,262	$2,730,095

Shares issued in connection with
reinvestment of distributions	35,779	1,880,900	24,124	1,352,158

	48,807	2,554,089	69,386	4,082,253

Shares repurchased	(54,405)	(2,853,349)	(50,818)	(3,124,320)

Net increase (decrease)	(5,598)	$(299,260)	18,568	$957,933

	Year ended 8/31/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	22,553	$1,334,514	61,848	$4,232,175

Shares issued in connection with
reinvestment of distributions	8,880	532,869	8,591	539,076

	31,433	1,867,383	70,439	4,771,251

Shares repurchased	(83,844)	(5,389,047)	(34,598)	(2,387,886)

Net increase (decrease)	(52,411)	$(3,521,664)	35,841	$2,383,365

	Year ended 8/31/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	284,125	$18,635,470	558,003	$42,292,106

Shares issued in connection with
reinvestment of distributions	115,454	7,708,895	57,228	3,927,003

	399,579	26,344,365	615,231	46,219,109

Shares repurchased	(522,783)	(32,717,373)	(281,642)	(20,998,479)

Net increase (decrease)	(123,204)	$(6,373,008)	333,589	$25,220,630

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$25,416,593	$239,818,883	$258,004,101	$63,952	$7,231,375

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

44 Global Health Care Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund concentrates a majority of its investments in the health care sector, which involves more risk than a fund that invests more broadly.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$75,900,000

Warrants (number of warrants)	250,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$135,557	Payables	$353,669

Total		$135,557		$353,669

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$1,810,901	$1,810,901

Total	$1,810,901	$1,810,901

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Total

Foreign exchange contracts	$619	$619

Total	$619	$619

Global Health Care Fund 45

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Citibank, N.A.	Credit Suisse International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	Total

Assets:

Forward currency contracts#	$—	$—	$—	$124,352	$11,205	$135,557

Total Assets	$—	$—	$—	$124,352	$11,205	$135,557

Liabilities:

Forward currency contracts#	131,260	51,281	171,128	—	—	353,669

Total Liabilities	$131,260	$51,281	$171,128	$—	$—	$353,669

Total Financial and Derivative Net Assets	$(131,260)	$(51,281)	$(171,128)	$124,352	$11,205	$(218,112)

Total collateral received (pledged)†##	$—	$—	$20,000	$124,352	$11,205

Net amount	$(131,260)	$(51,281)	$(191,128)	$—	$—

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

46 Global Health Care Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $119,149,641 as a capital gain dividend with respect to the taxable year ended August 31, 2016, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $28,823,739 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

Global Health Care Fund 47

About the Trustees

Independent Trustees

Liaquat Ahamed
Born 1952, Trustee since 2012
Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury
Born 1947, Trustee since 2009
Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann
Born 1955, Trustee since 2010
Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter
Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011
Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta
Born 1946, Trustee since 2007
Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy
Born 1975, Trustee since 2012
Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill
Born 1942, Trustee since 1985 and Chairman from 2000 to 2011
Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

48 Global Health Care Fund

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Global Health Care Fund 49

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Manager of Finance, Dunkin’ Brands (2008–	Nancy E. Florek (Born 1957)
2010); Senior Financial Analyst, Old Mutual Asset	Vice President, Director of Proxy Voting
Management (2007–2008); Senior Financial	and Corporate Governance, Assistant Clerk,
Analyst, Putnam Investments (1999–2007)	and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

50 Global Health Care Fund

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund*
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

Global Health Care Fund 51

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52 Global Health Care Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
Investment Sub-Advisor	George Putnam, III	and Assistant Treasurer
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Susan G. Malloy
One Post Office Square		Vice President and
Boston, MA 02109	Officers	Assistant Treasurer
Robert L. Reynolds
Marketing Services	President	James P. Pappas
Putnam Retail Management		Vice President
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Mark C. Trenchard
	Principal Executive Officer, and	Vice President and
Custodian	Compliance Liaison	BSA Compliance Officer
State Street Bank
and Trust Company	Steven D. Krichmar	Nancy E. Florek
	Vice President and	Vice President, Director of
Legal Counsel	Principal Financial Officer	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam Global Health Care Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN008
302486 10/16

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2016	$94,553	$ —	$10,691
August 31, 2015	$90,568	$ —	$10,344	$ —

For the fiscal years ended August 31, 2016 and August 31, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $570,444 and $690,020 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2016	$ —	$559,753	$ —	$ —

August 31, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Global Health Care Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 28, 2016